Annual Report

Value
Fund

December 31, 2001


T. Rowe Price


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Value Fund

o The fund provided positive returns in 2000 and 2001 even as major market indices concluded their worst two-year performances in decades.

o In a tumultuous environment, fund performance exceeded that of both the S&P 500 and the Lipper average for similar funds during the 12 months ended December 31, 2001.

o We eliminated or trimmed positions that no longer looked attractive and reinvested the proceeds in stocks with more promising upside potential.

o We expect the economy and corporate profits to recover this year, improving the overall environment and the prospects for equity investors.


REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice.com for more information.



Fellow Shareholders

The last six months have been as tumultuous as any we have witnessed in quite some time. We observed unforeseeable tragedy and heroism on September 11. We watched in awe as the coalition military response ferreted out those responsible for the terror. We viewed with fascination the collapse of Enron. We felt a sense of pride as the country pulled together in the aftermath of the attacks. Despite the turmoil, your fund delivered positive results in an abysmal market environment.

Equity markets continued to struggle with the earnings and confidence issues associated with the recession, which everyone realized we were in but which economists finally proclaimed had actually begun in March. To stimulate the economy, the Federal Reserve cut rates a record 11 times in the last 12 months. Just when things seemed bleakest, contrary to most expectations, the stock market began to rebound sharply in the last few months of the year.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/01                            6 Months            12 Months

Value Fund                                          -3.34%                1.60%

Value Fund -
Advisor Class                                        -3.40                1.45

S&P 500 Stock Index                                  -5.56              -11.89

Lipper Multi-Cap Value
Funds Average                                        -3.11               -1.76

Over the past three months, market performance was nowhere near as bad as it was earlier in the fall. During the second half of 2001, the broad market measured by the S&P 500 Stock Index posted a total return of -5.6%. This period consisted of two quite distinct market environments: the July-through-September decline, and the October-through-December rally.

Your fund and the Advisor Class shares performed reasonably well in the six-month period, posting negative returns that were ahead of the S&P 500 and roughly in line with the Lipper average for similarly managed funds. However, like the broad market, our story consisted of two chapters. Chapter One would describe how the fund performed slightly defensively in the traumatic third quarter. Chapter Two would detail how we rebounded along with the market's sharp advance in the fourth quarter. For the year as a whole, we were also pleased to have offered some protection in what was a generally difficult market environment. We are particularly gratified that the fund provided positive returns in both 2000 and 2001, one of the more challenging environments in recent memory. Since its inception on September 30, 1994, the fund has posted an average annual compound total return of 17.82%, and 8.68% and 12.13% for the 3- and 5-year periods ended December 31, 2001, respectively.


YEAR-END DISTRIBUTION

On December 11, your Board of Directors declared a 2001 income dividend of $0.17 a share. On the same day, a $0.40 capital gain distribution was declared, $0.06 of which was short term and $0.34 was long term. The income and capital gain distributions were paid on December 13 to shareholders of record on December 11. You should have received your check or statement reflecting these distributions as well as Form 1099-DIV summarizing this information for 2001 tax purposes.


PORTFOLIO REVIEW

As mentioned in earlier shareholder reports, we invest in the undervalued stocks of larger-capitalization companies. We consider companies undervalued in terms of their price/earnings, price/cash flow, price/sales, price/asset value or replacement value ratios, and other relevant measures of valuation. Many of our investments are "contrarian" in that they have been out of favor with investors for one reason or another and, as a result, their share prices have fallen to levels that do not adequately reflect the company's intrinsic value. We do not make market-timing decisions and normally maintain a fully invested position. At year-end, equity holdings comprised approximately 95% of fund assets.

Sector Diversification
--------------------------------------------------------------------------------

Consumer                                                           29

Industrials, Business Services,
and Materials                                                      22

Financials                                                         17

Energy and Utilities                                                9

Information Technology                                              7

Health care                                                         6

Telecommunication Services                                          5

Reserve and Other                                                   5

The turmoil of the last six months has given us ample opportunity to invest in a wide range of companies at, in our opinion, attractive levels of valuation. Concerns over September 11, the recession, corporate earnings, and specific company problems such as Enron weighed on investor psychology and created a number of good investment opportunities. Last year was filled with many unexpected surprises, both positive and negative. We were pleased by the strong performance of holdings such as Guidant, Microsoft, Lockheed Martin, Raytheon, and Proctor & Gamble and disappointed by others, including Great Lakes Chemical, Eastman Kodak, Disney, and Sony. Our laggards were among several that, unfortunately, did not live up to our expectations in 2001.

Major transactions are highlighted in the Major Portfolio Changes table following this letter. We invested in several companies that appeared to offer an attractive combination of good upside potential and relatively low downside risk. Among them during the past six months were CIGNA, Campbell, Merrill Lynch, Qwest Communications International, and Dow Jones. Their stock valuations looked relatively inexpensive to us and, therefore, worth adding to the portfolio. Most of the stocks we sold had either performed well or at least held up well in a declining stock market. Significant sales included Gillette and Boston Scientific, which we eliminated, and Guidant, whose shares we trimmed back. Wachovia was eliminated from the portfolio after it became the object of a much-publicized takeover battle. In addition, we eliminated Phelps Dodge and Cable and Wireless and reinvested the proceeds in companies with more upside potential. Our sale of Hewlett-Packard funded a larger investment in COMPAQ Computer.


OUTLOOK

After two difficult years for many equity investors, we believe there are reasons for a positive outlook in 2002. While stocks have rarely declined three years running, this in itself is not sufficient cause for optimism. Also, even though stock prices are generally more reasonable than they were two years ago, they are not exactly cheap. Our tempered optimism is based on three factors: first, the Fed has been acting aggressively to lower interest rates, and the economy usually responds well to a stimulative monetary policy after some time lag; second, after a terrible year in which corporate earnings declined about 16%, we expect profit growth to improve in 2002, making comparisons to 2001 fairly easy; third, money market fund assets have grown by leaps and bounds even as yields have fallen sharply. The impact on stocks when this money starts flowing back could be significant.

It is too early to know for sure whether the stock market bottomed last fall. However, many attractive opportunities are available among various sectors and companies after the sell-off of the past two years, and we believe investors with reasonable time horizons will be rewarded for sticking to a consistent, value-oriented investment strategy. We will continue to work diligently on your behalf to identify opportunities consistent with this approach.

As always, we appreciate your continued confidence and support.


Respectfully submitted,

Brian C. Rogers
President of the fund and chairman of its Investment Advisory Committee

January 18, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                             12/31/01

Honeywell International                                           1.6%
Bank One                                                          1.4
RadioShack                                                        1.4
Schering-Plough                                                   1.3
American Express                                                  1.3
--------------------------------------------------------------------------------
Exxon Mobil                                                       1.3
Coca-Cola Enterprises                                             1.3
DuPont                                                            1.3
Burlington Resources                                              1.3
Allstate                                                          1.3
--------------------------------------------------------------------------------
Rogers Communications                                             1.3
Disney                                                            1.3
May Department Stores                                             1.3
COMPAQ Computer                                                   1.2
Bristol-Myers Squibb                                              1.2
--------------------------------------------------------------------------------
Lockheed Martin                                                   1.2
Raytheon                                                          1.2
CIGNA                                                             1.2
Guidant                                                           1.2
McDonald's                                                        1.2
--------------------------------------------------------------------------------
Fortune Brands                                                    1.2
Clorox                                                            1.2
Campbell                                                          1.2
TRW                                                               1.1
Cooper Industries                                                 1.1
--------------------------------------------------------------------------------
Total                                                            31.6%

Note: Table excludes reserves.



T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------


MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/01

Ten Largest Purchases
--------------------------------------------------------------------------------
CIGNA *
Campbell *
Merrill Lynch *
Qwest Communications International *
Liberty Media *
Dow Jones *
Dover *
Constellation Energy *
Masco *


Ten Largest Sales
--------------------------------------------------------------------------------
Western Wireless *
Wachovia **
Gillette **
Guidant
H&R Block **
Black & Decker **
Boston Scientific **
Phelps Dodge **
Hewlett-Packard **
Cypress Semiconductor
Cable and Wireless Public Limited **

 *   Position added
**   Position eliminated



T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


VALUE FUND
--------------------------------------------------------------------------------

                                                    Lipper
                                                 Multi-Cap
                                  S&P 500            Value
                                  Stock              Funds                Value
                                  Index            Average                 Fund

9/30/94                           10,000            10,000               10,000
12/31/94                          9,998              9,827               10,310
12/31/95                          13,756            13,117               14,419
12/31/96                          16,914            16,040               18,529
12/31/97                          22,557            20,823               23,948
12/31/98                          29,004            23,285               25,590
12/31/99                          35,106            25,116               27,933
12/31/00                          31,909            27,475               32,332
12/31/01                          28,116            26,813               32,850

Note: Performance for Advisor Class shares will vary from fund shares due to the differing fee structures. See returns table below.


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                          Since   Inception
12/31/01          1 Year     3 Years     5 Years   Inception        Date
--------------------------------------------------------------------------------

Value Fund          1.60%       8.68%      12.13%      17.82%    9/30/94

Value Fund -
Advisor Class       1.45          --          --        9.25     3/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Value shares

                    Year
                   Ended
                12/31/01    12/31/00    12/31/99    12/31/98    12/31/97

NET ASSET VALUE
Beginning of
period         $   19.15   $   17.50   $   18.31   $   18.24   $   15.76

Investment activities

  Net investment
  income (loss)     0.17        0.24        0.22        0.19        0.21

  Net realized
  and unrealized
  gain (loss)       0.13**      2.48        1.38        1.04        4.31

  Total from
  investment
  activities        0.30        2.72        1.60        1.23        4.52

Distributions

  Net investment
  income           (0.17)      (0.23)      (0.21)      (0.20)      (0.21)

  Net realized
  gain             (0.40)      (0.84)      (2.20)      (0.96)      (1.83)

  Total
  distributions    (0.57)      (1.07)      (2.41)      (1.16)      (2.04)

NET ASSET VALUE
End of
period         $   18.88   $   19.15   $   17.50   $   18.31   $   18.24
               -----------------------------------------------------------------


Ratios/Supplemental Data

Total return
(diamond)           1.60%      15.75%       9.16%       6.85%      29.25%

Ratio of total
expenses to
average
net assets          0.94%       0.91%       0.92%       0.98%       1.05%

Ratio of net
investment
income (loss)
to average
net assets           .93%       1.38%       1.14%       1.06%       1.26%

Portfolio turnover
rate                42.2%       55.9%       67.8%       72.1%       67.2%

Net assets,
end of period
(in millions)  $   1,322   $     989   $     851   $     775   $     546

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

      ** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.



Value Advisor Class shares

                                                      Year            3/31/00
                                                     Ended            Through
                                                  12/31/01           12/31/00

NET ASSET VALUE
Beginning of period                        $         19.14      $       17.57

Investment activities

  Net investment income (loss)                        0.10               0.17*

  Net realized
  and unrealized
  gain (loss)                                         0.17**             2.45

  Total from
  investment
  activities                                          0.27               2.62

Distributions

  Net investment income                              (0.17)             (0.21)

  Net realized gain                                  (0.40)             (0.84)

  Total distributions                                (0.57)             (1.05)

NET ASSET VALUE
End of period                              $         18.84      $       19.14
                                           -------------------------------------


Ratios/Supplemental Data

Total return (diamond)                                1.45%             15.11%*

Ratio of total
expenses to average
net assets                                            1.06%              1.10%*!

Ratio of net
investment
income (loss)
to average
net assets                                            0.78%              1.04%*!

Portfolio turnover rate                               42.2%              55.9%!

Net assets,
end of period
(in thousands)                             $         8,673      $           77

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

       * Excludes expenses in excess of a 1.10% voluntary expense limitation in effect through 12/31/01.

      ** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

      !  Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Value Fund
--------------------------------------------------------------------------------
                                                               December 31, 2001


Statement of Net Assets                             Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands


Common Stocks  95.3%

CONSUMER DISCRETIONARY  24.1%

Auto Components  2.1%

Goodyear Tire & Rubber                             500,000      $        11,905

TRW                                                409,800               15,179

                                                                         27,084


Automobiles  0.6%

Ford Motor                                         524,817                8,250

                                                                          8,250


Hotels, Restaurants & Leisure  3.0%

Hilton                                           1,100,000               12,012

McDonald's                                         600,000               15,882

Starwood Hotels &
Resorts Worldwide, REIT                            400,000               11,940

                                                                         39,834


Household Durables  3.0%

Fortune Brands                                     400,000               15,836

Sony ADR                                           275,000               12,403

Stanley Works                                      250,200               11,652

                                                                         39,891


Leisure Equipment & Products  1.5%

Eastman Kodak                                      225,000                6,622

Hasbro                                             850,000               13,795

                                                                         20,417


Media  9.5%

AOL Time Warner *                                  400,000               12,840

Comcast (Class A Special) *                        400,000               14,402

Disney                                             804,400               16,667

Dow Jones                                          250,000               13,682

Fox Entertainment (Class A) *                      342,900                9,097

Liberty Media (Series A) *                       1,000,000               14,000

Meredith                                           300,000               10,695

Pearson (GBP)                                      750,000                8,625

Rogers Communications (Class B) *                1,000,000               16,800

Viacom (Class B) *                                 225,000                9,934

                                                                        126,742


Multiline Retail  2.2%

May Department Stores                              450,000      $        16,641

Nordstrom                                          625,000               12,644

                                                                         29,285


Specialty Retail  2.2%

RadioShack                                         600,000               18,060

Toys "R" Us *                                      500,000               10,370

                                                                         28,430

Total Consumer Discretionary                                            319,933


CONSUMER STAPLES  5.2%

Beverages  1.3%

Coca-Cola Enterprises                              900,000               17,046

                                                                         17,046


Food Products  1.2%

Campbell                                           525,000               15,682

                                                                         15,682


Household Products  2.1%

Clorox                                             400,000               15,820

Procter & Gamble                                   150,000               11,869

                                                                         27,689


Tobacco  0.6%

UST                                                250,000                8,750

                                                                          8,750

Total Consumer Staples                                                   69,167


ENERGY  7.6%

Oil & Gas  7.6%

Amerada Hess                                       157,000                9,813

Burlington Resources                               450,000               16,893

ChevronTexaco                                      134,750               12,075

Conoco                                             425,000               12,027

ExxonMobil                                         450,000               17,685

Imperial Oil                                       400,000               11,152

Marathon Oil                                       225,000                6,750

Unocal                                             400,000               14,428

Total Energy                                                            100,823


FINANCIALS  16.7%

Banks  4.8%

AmSouth                                            550,000      $        10,395

Bank of America                                    200,000               12,590

Bank One                                           469,000               18,314

FleetBoston Financial                              350,000               12,775

Mellon Financial                                   142,000                5,342

U.S. Bancorp                                       200,000                4,186

                                                                         63,602


Diversified Financials  5.3%

American Express                                   500,000               17,845

Citigroup                                          225,000               11,358

Fannie Mae                                         100,000                7,950

Franklin Resources                                 375,000               13,226

Merrill Lynch                                      250,000               13,030

Moody's                                            175,000                6,976

                                                                         70,385


Insurance  6.6%

Allstate                                           500,000               16,850

Aon                                                300,000               10,656

Berkshire Hathaway (Class A) *                         175               13,230

Chubb                                              200,000               13,800

Hartford Financial Services                        200,000               12,566

Lincoln National                                   151,000                7,334

Prudential Financial *                              68,100                2,260

UnumProvident                                      425,000               11,267

                                                                         87,963

Total Financials                                                        221,950


HEALTH CARE  6.0%

Health Care Equipment & Supplies  2.2%

Becton, Dickinson                                  400,000               13,260

Guidant *                                          325,000               16,185

                                                                         29,445


Health Care Providers & Services  1.2%

CIGNA                                              175,000               16,214

                                                                         16,214


Pharmaceuticals  2.6%

Bristol-Myers Squibb                               325,000      $        16,575

Schering-Plough                                    500,000               17,905

                                                                         34,480

Total Health Care                                                        80,139


INDUSTRIALS & BUSINESS SERVICES  17.0%

Aerospace & Defense  5.5%

B.F. Goodrich                                      200,000                5,324

Honeywell International                            633,000               21,408

Lockheed Martin                                    350,000               16,334

Raytheon                                           500,000               16,235

Rockwell Collins                                   704,700               13,742

                                                                         73,043


Building Products  0.9%

Masco                                              500,000               12,250

                                                                         12,250


Commercial Services & Supplies  2.2%

R.R. Donnelley                                     350,000               10,391

SABRE (Class A) *                                  125,000                5,294

Waste Management                                   425,000               13,562

                                                                         29,247


Electrical Equipment  2.4%

American Power Conversion *                        650,000                9,415

Cooper Industries                                  425,000               14,841

Rockwell                                           400,000                7,144

                                                                         31,400


Machinery  2.4%

Dover                                              325,000               12,048

Eaton                                              125,000                9,301

Pall                                               450,000               10,827

                                                                         32,176


Road & Rail  3.6%

CNF                                                350,000               11,743

Norfolk Southern                                   600,000               10,998

Ryder System                                       650,000               14,397

Union Pacific                                      200,000               11,400

                                                                         48,538

Total Industrials & Business Services                                   226,654


INFORMATION TECHNOLOGY  6.8%

Communications Equipment  1.8%

Corning                                          1,000,000      $         8,920

Lucent Technologies                                550,000                3,459

Motorola                                           800,000               12,016

                                                                         24,395


Computers & Peripherals  1.8%

COMPAQ Computer                                  1,700,000               16,592

NCR *                                              200,000                7,372

                                                                         23,964


Electronic Equipment & Instruments  1.0%

Agilent Technologies *                             450,000               12,830

                                                                         12,830


Semiconductor Equipment & Products  1.6%

Agere Systems *                                    767,500                4,367

Cypress Semiconductor *                            300,000                5,979

Texas Instruments                                  400,000               11,200

                                                                         21,546


Software  0.6%

Microsoft *                                        119,000                7,884

                                                                          7,884

Total Information Technology                                             90,619


MATERIALS  4.7%

Chemicals  2.3%

DuPont                                             400,000               17,004

Great Lakes Chemical                               350,000                8,498

Hercules *                                         450,000                4,500

                                                                         30,002


Metals & Mining  0.6%

Inco *                                             500,000                8,470

                                                                          8,470


Paper & Forest Products  1.8%

Bowater                                            200,000                9,540

Mead                                               475,000               14,673

                                                                         24,213

Total Materials                                                          62,685


TELECOMMUNICATION SERVICES  5.4%

Diversified Telecommunication Services  4.7%

AT&T                                               650,000      $        11,791

Centurytel                                         275,000                9,020

Qwest Communications International               1,000,000               14,130

Sprint                                             700,000               14,056

WorldCom *                                       1,000,000               14,085

                                                                         63,082


Wireless Telecommunication Services  0.7%

Western Wireless (Class A) *                       325,000                9,183

                                                                          9,183

Total Telecommunication Services                                         72,265


UTILITIES  1.8%

Electric Utilities  1.8%

Constellation Energy                               500,000               13,275

Niagara Mohawk *                                   575,000               10,195

Total Utilities                                                          23,470

Total Common Stocks (Cost  $1,253,133)                                1,267,705


Convertible Preferred Stocks  0.1%

Lucent Technologies, (144A) *                        1,300                1,470

Total Convertible Preferred Stocks (Cost  $1,300)                         1,470

Short-Term Investments  4.2%

Money Market Fund  4.2%

T. Rowe Price Reserve
Investment Fund, 2.43%  #                       56,289,070               56,289

Total Short-Term
Investments (Cost  $56,289)                                              56,289



                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands

Total Investments in Securities
99.6% of Net Assets
(Cost $1,310,722)                                               $     1,325,464

Other Assets Less Liabilities                                             4,890

NET ASSETS                                                      $     1,330,354
                                                                ---------------

Net Assets Consist of:

Undistributed net realized
gain (loss)                                                     $         2,061

Net unrealized
gain (loss)                                                              14,743

Paid-in-capital applicable to 70,466,416
shares of $0.0001 par value capital
stock outstanding; 1,000,000,000
shares authorized                                                     1,313,550

NET ASSETS                                                      $     1,330,354
                                                                ---------------

NET ASSET VALUE PER SHARE

Value shares
($1,321,681,329/70,006,043 shares outstanding)                  $         18.88

Value Advisor Class shares
($8,672,761/460,373 shares outstanding)                         $         18.84


   #  Seven-day yield
   *  Non-income producing
144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers-total of such securities at period-end amounts to $1,470 and represents 0.1% of net assets
 ADR  American Depository Receipt
REIT  Real Estate Investment Trust
 GBP  British pound

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                             12/31/01

Investment Income (Loss)

Income
  Dividend                                                 $   19,811
  Interest                                                      3,198
  Total income                                                 23,009

Expenses
Investment management                                           8,231

Shareholder servicing
  Value shares                                                  2,909
  Value Advisor Class shares                                        5
Registration                                                      169
Custody and accounting                                            144

Prospectus and shareholder reports
  Value shares                                                     95
  Value Advisor Class shares                                        2
Legal and audit                                                    16
Directors                                                          13
Distribution - Value Advisor Class shares                          12
Proxy and annual meeting                                            7
Miscellaneous                                                       9
Total expenses                                                 11,612
Expenses paid indirectly                                           (8)
Net expenses                                                   11,604

Net investment income (loss)                                   11,405

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                   26,584
  Foreign currency transactions                                    19
  Net realized gain (loss)                                     26,603

Change in net unrealized gain (loss)
  Securities                                                  (28,290)
  Other assets and liabilities
  denominated in foreign currencies                                (1)
  Change in net unrealized gain (loss)                        (28,291)

Net realized and unrealized gain (loss)                        (1,688)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $    9,717


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Value Fund
--------------------------------------------------------------------------------


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                      Year
                                                     Ended
                                                  12/31/01             12/31/00

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)             $        11,405      $        11,684
  Net realized gain (loss)                          26,603               36,978
  Change in net unrealized gain (loss)             (28,291)              77,499
  Increase (decrease) in net assets
  from operations                                    9,717              126,161

Distributions to shareholders
  Net investment income
    Value shares                                   (11,387)             (10,999)
    Value Advisor Class shares                         (73)                  --

  Net realized gain
    Value shares                                   (26,790)             (40,159)
    Value Advisor Class shares                        (172)                  (1)

Decrease in net assets from distributions          (38,422)             (51,159)

Capital share transactions *
  Shares sold
    Value shares                                   697,877              396,611
    Value Advisor Class shares                      15,854                   72

Distributions reinvested
    Value shares                                    36,206               46,558
    Value Advisor Class shares                         245                    1

Shares redeemed
    Value shares                                  (373,621)            (380,238)
    Value Advisor Class shares                      (6,927)                  --

Increase (decrease) in net assets from
capital share transactions                         369,634               63,004

Net Assets

Increase (decrease) during period                  340,929              138,006
Beginning of period                                989,425              851,419

End of period                              $     1,330,354      $       989,425
                                           -------------------------------------



                                                      Year
                                                     Ended
                                                  12/31/01             12/31/00

*Share information
  Shares sold
    Value shares                                    35,861               22,313
    Value Advisor Class shares                         797                    4

  Distributions reinvested
    Value shares                                     1,941                2,512
    Value Advisor Class shares                          13                   --

  Shares redeemed
    Value shares                                   (19,449)             (21,828)
    Value Advisor Class shares                        (354)                  --

Increase (decrease)
in shares outstanding                               18,809                3,001


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Value Fund
--------------------------------------------------------------------------------
                                                               December 31, 2001


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued; income is a secondary objective. The fund has two classes of shares-Value, offered since September 30, 1994, and Value Advisor Class, first offered on March 31, 2000. Value Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Class Accounting The Value Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets; no such fees were incurred during the year ended December 31, 2001. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions are declared and paid by the fund on an annual basis.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $847,959,000 and $487,428,000 respectively, for the year ended December 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions during the year ended December 31, 2001 were characterized as follows for tax purposes:

--------------------------------------------------------------------------------

Ordinary income                                            $15,504,000

Long-term capital gain                                      22,918,000

Total distributions                                        $38,422,000
                                                           -----------



The tax-basis components of net assets at December 31, 2001 were as follows:
--------------------------------------------------------------------------------

Unrealized appreciation                                  $  129,557,000

Unrealized depreciation                                    (114,814,000)

Net unrealized appreciation (depreciation)                   14,743,000

Undistributed ordinary income                                 1,933,000

Undistributed long-term capital gains                           128,000

Distributable earnings                                       16,804,000

Paid-in capital                                           1,313,550,000

Net assets                                               $1,330,354,000
                                                         --------------

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications, which relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                        $    55,000

Undistributed net realized gain                            (10,280,000)

Paid-in-capital                                            10,225,000

At December 31, 2001, the cost of investments for federal income tax purposes was $1,310,722,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $736,000 was payable at December 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

The manager has agreed to bear any expenses through December 31, 2003, which would cause Value Advisor Class's ratio of total expenses to average net assets to exceed 1.10%. Thereafter, through December 31, 2005, Value Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.10%.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,487,000 for the year ended December 31, 2001, of which $233,000 was payable at year end.

The fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. Price Associates provides program management, investment advisory, and administrative services to various state-sponsored college savings plans, which offer portfolios that invest in registered mutual funds (underlying funds) as investment options. These college savings plans do not invest in the underlying funds for the purpose of exercising management or control. As approved by the fund's Board of Directors, the fund bears the cost of shareholder servicing associated with each college savings plan in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2001 the fund was charged $24,000 for shareholder servicing costs related to the college savings plans, $6,000 of which was payable at period-end. At December 31, 2001, approximately 0.2% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $3,196,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Value Fund
--------------------------------------------------------------------------------


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Value Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Value Fund, Inc. (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with custodians, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
January 18, 2002



T. Rowe Price Value Fund
--------------------------------------------------------------------------------


Tax Information (Unaudited) for the Tax Year Ended 12/31/01
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $5,449,000 from short-term capital gains,

o $31,793,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $13,493,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.



T. Rowe Price Value Fund

--------------------------------------------------------------------------------

Annual Meeting Results
--------------------------------------------------------------------------------

The T. Rowe Price Value Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

M. David Testa
 Affirmative:                                               34,803,173.052
 Withhold:                                                     404,630.200

 Total:                                                     35,207,803.252

James A.C. Kennedy
 Affirmative:                                               33,138,957.628
 Withhold:                                                   2,068,845.624

 Total:                                                     35,207,803.252

Calvin W. Burnett
 Affirmative:                                               34,668,654.967
 Withhold:                                                     539,148.285

 Total:                                                     35,207,803.252

Anthony W. Deering
 Affirmative:                                               34,781,068.392
 Withhold:                                                     426,734.860

 Total:                                                     35,207,803.252

Donald W. Dick, Jr.
 Affirmative:                                               34,773,980.764
 Withhold:                                                     433,822.488

 Total:                                                     35,207,803.252

David K. Fagin
 Affirmative:                                               34,778,257.614
 Withhold:                                                     429,545.638

 Total:                                                     35,207,803.252

F. Pierce Linaweaver
 Affirmative:                                               34,739,884.025
 Withhold:                                                     467,919.227

 Total:                                                     35,207,803.252

Hanne M. Merriman
 Affirmative:                                               34,784,576.682
 Withhold:                                                     423,226.570

 Total:                                                     35,207,803.252

John G. Schreiber
 Affirmative:                                               34,788,756.995
 Withhold:                                                     419,046.257

 Total:                                                     35,207,803.252

Hubert D. Vos
 Affirmative:                                               34,750,954.855
 Withhold:                                                     456,848.397

 Total:                                                     35,207,803.252

Paul M. Wythes
 Affirmative:                                               34,784,703.578
 Withhold:                                                     423,099.674

 Total:                                                     35,207,803.252

James S. Riepe
 Affirmative:                                               34,808,349.025
 Withhold:                                                     399,454.227

 Total:                                                     35,207,803.252



T. Rowe Price Value Fund
--------------------------------------------------------------------------------

Independent Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
Calvin W.    Director     Elected     President,       97         Provident
Burnett,                  2001        Coppin State                Bank of
Ph.D.                                 College                     Maryland
100 East
Pratt
Street
3/16/32
--------------------------------------------------------------------------------
Anthony W.   Director     Elected     Director,        97         The Rouse
Deering                   2001        Chairman of                 Company
100 East                              the Board,
Pratt                                 President,
Street                                and Chief
1/28/45                               Executive
                                      Officer,
                                      The Rouse
                                      Company,
                                      real estate
                                      developers
--------------------------------------------------------------------------------
Donald W.    Director     Elected     Principal,       97         Not
Dick, Jr.                 1994        EuroCapital                 Applicable
100 East                              Advisors,
Pratt                                 LLC, an
Street                                acquisition
1/27/43                               and management
                                      advisory firm
--------------------------------------------------------------------------------
David K.     Director     Elected     Director,        97         Dayton Mining
Fagin                     1994        Dayton Mining               Corporation,
100 East                              Corporation                 Golden Star
Pratt                                 (6/98 to present),          Resources
Street                                Golden Star                 Ltd., and
4/9/38                                Resources                   Canyon
                                      Ltd., and                   Resources,
                                      Canyon                      Corp.
                                      Resources,
                                      Corp.
                                      (5/00 to present);
                                      Chairman and
                                      President,
                                      Nye Corporation
--------------------------------------------------------------------------------

*Each director serves until election of a successor.



Independent Directors (continued)
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not
Linaweaver                2001        F. Pierce                   Applicable
100 East                              Linaweaver &
Pratt                                 Associates,
Street                                Inc.,
8/22/34                               consulting
                                      environmental
                                      and civil
                                      engineers
--------------------------------------------------------------------------------
Hanne M.     Director     Elected     Retail           97         Ann Taylor
Merriman                  1994        Business                    Stores
100 East                              Consultant                  Corporation,
Pratt                                                             Ameren Corp.,
Street                                                            Finlay
11/16/41                                                          Enterprises,
                                                                  Inc., The
                                                                  Rouse
                                                                  Company,
                                                                  and
                                                                  US Airways
                                                                  Group, Inc.
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/President, 97         AMLI
Schreiber                 2001        Centaur Capital             Residential
100 East                              Partners, Inc.,             Properties
Pratt                                 a real                      Trust,
Street                                estate                      Host Marriott
10/21/46                              investment                  Corporation,
                                      company;                    and The
                                      Senior Advisor              Rouse
                                      and Partner,                Company,
                                      Blackstone                  real estate
                                      Real Estate                 developers
                                      Advisors, L.P.
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
Hubert D.   Director      Elected     Owner/President, 32         Not
Vos                       1994        Stonington                  Applicable
100 East                              Capital
Pratt                                 Corporation,
Street                                a private
8/2/33                                investment
                                      company
--------------------------------------------------------------------------------
Paul M.     Director      Elected     Founding         97         Teltone
Wythes                    1994        Partner of                  Corporation
100 East                              Sutter Hill
Pratt                                 Ventures, a
Street                                venture
6/23/33                               capital
                                      limited
                                      partnership,
                                      providing
                                      equity
                                      capital
                                      to young
                                      high-technology
                                      companies
                                      throughout
                                      the United
                                      States
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



Inside Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
James A. C.  Director     Elected     Managing         97         Not
Kennedy                   1997        Director                    Applicable
100 East                              and Director,
Pratt                                 T. Rowe
Street                                Price and
8/15/53                               T. Rowe
                                      Price Group,
                                      Inc.
--------------------------------------------------------------------------------
James S.     Director     Elected     Vice             82         Not
Riepe                     1994        Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Director and
Street                                Managing
6/25/43                               Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.; Director
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price;
                                      Chairman of
                                      the Board
                                      and Director,
                                      T. Rowe
                                      Price
                                      Investment
                                      Services, Inc.,
                                      T. Rowe
                                      Price
                                      Retirement
                                      Plan Services,
                                      Inc., and
                                      T. Rowe
                                      Price Services,
                                      Inc.; Chairman
                                      of the Board,
                                      Director,
                                      President
                                      and Trust
                                      Officer,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
M. David     Director     Elected     Vice             97         Not
Testa                     1994        Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Chief
Street                                Investment
4/22/44                               Officer,
                                      Director, and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chief
                                      Investment
                                      Officer,
                                      Director, and
                                      Managing
                                      Director,
                                      T. Rowe Price;
                                      Vice President
                                      and Director,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------


Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Web Services
--------------------------------------------------------------------------------


www.troweprice.com


ACCOUNT INFORMATION

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


FINANCIAL TOOLS AND CALCULATORS

College Planning Calculator. This application allows you to determine simultaneously the college costs for as many as five children.

Portfolio Spotlight. This powerful tool provides investors with a clear picture of how all their investments fit together by sector and asset class.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for your needs.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Watchlist Pro. Powered by SmartMoney, this tool allows investors to easily track personalized lists of securities and other financial information.

Portfolio Tracker. Powered by SmartMoney, this tool helps investors monitor the performance of their mutual fund and equity holdings.

Portfolio Review. This convenient, four-step planning tool is designed to help you see where you stand now and whether your investments are on the right track for the future.



T. Rowe Price College Planning
--------------------------------------------------------------------------------


College Planning

With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Alaska Trust and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a child's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses (effective January 1, 2002).

We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions (effective January 1, 2002). Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

College Planning Calculator. This Web-based application allows you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------


T. Rowe Price Retirement Services

T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

PLANNING TOOLS AND SERVICES

T. Rowe Price(registered trademark) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts reflect your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


INVESTMENT VEHICLES

Individual Retirement Accounts (IRAs)

No-Load Variable Annuities

Small Business Retirement Plans



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

**   Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

                                                               F07-050  12/31/01